SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            April 30, 2012
                            Date of Report
                   (Date of Earliest Event Reported)

                     XTREME HEALTHCARE CORPORATION
         (Exact Name of Registrant as Specified in its Charter)

    	            BLUEWOOD ACQUISITION CORPORATION
                      (Former Name of Registrant)


   Delaware                    000-54542               00-0000000
(State or other        (Commission File Number)      (IRS Employer
jurisdiction                                        Identification No.)
  of incorporation)

                         4438 Vandever Avenue
                     San Diego, California 92120
            (Address of Principal Executive Offices)

                          215 Apolena Avenue
                    Newport Beach, California 92662
          (Former Address of Principal Executive Offices)

                             619-822-2674
                    (Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

     Bluewood Acquisition Corporation (the "Registrant" or the "Company") issued 1,000,000 shares of its common stock May 1, 2012, pursuant to
Section 4(2) of the Securities Act of 1933 at par for an aggregate of $100 representing 67% of the total outstanding 1,500,000 shares of common stock:

ITEM 5.01     Changes in Control of Registrant

    On April 30, 2012, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G/A filed on January 10, 2012 and as supplemented by the information contained in the filing of the Form 10-K filed March 28, 2012 and the information in this report.

    The Registrant anticipates that it will acquire the assets of an on-going ambulance company that is currently owned and operated by the President of the Registrant. The target must obtain audited financial statements before the business combination can be effected. The target company is based in San Diego, California, and has been in operation since 2010. It operates five type II ambulances, one type III ambulance and two wheelchair vans and is licensed through the San Diego County Emergency Medical Services and The Califronia Highway Patrol as a ground ambulance service. The target company also employs two paramedics, twenty EMTs, three RNs, and twelve support staff, including dispatchers, marketers, billers and others. The target company offers services for: critical care transport, basic life support, non-emergency transportation, wheelchair transportation and event standby services. Its customers include government agencies, hospitals, skilled nursing facilities, healthcare facilities, dialysis centers, hospice agencies and home health agencies. The Registrant has not entered into any final agreement with this potential target company.

ITEM 5.02     Departure of Directors or Principal Officers; Election of
              Directors

    On April 30, 2012, James M. Cassidy resigned as the Registrant's president, secretary and director.

    On April 30, 2012, James McKillop resigned as the Registrant's vice president and director.

    On April 30, 2012, Souheil Jawad was elected as the sole director of the Registrant.

    On April 30, 2012, Souheil Jawad was appointed President, Secretary and Treasurer.

    Souheil Jawad, serves as the Company's sole officer and director.
Mr. Jawad moved to the United States from Morocco in 1999 to pursue business studies at San Diego State University and earned his Bachelor of Arts Degree in Business Marketing in 2004. While attending college, Mr. Jawad started a transportation company which he expanded into a non-emergency medical transportation business and thereafter acquired a large fleet of vehicles. In 2009, Mr. Jawad sold this business to pursue other interests but has subsequently recognized a desire to provide assistance to the community, to seniors and to special needs people.

ITEM 5.03     Amendments to Articles of Incorporation

    On April 30, 2012, the shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Xtreme Healthcare Corporation and filed such change with the State of Delaware.



                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                     XTREME HEALTHCARE CORPORATION

Date: May 1, 2012                    /s/ Souheil Jawad
                                         President